UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

JUNE 13, 2014
 Date of Report (Date of earliest event reported)

HYDROCARB ENERGY CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-53313	30-0420930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 375, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 970-1590
 Registrant's telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers

On June 13, 2014, Christine P. Spencer was appointed Chief Accounting Officer.

Christine P. Spencer, 58, has been the controller of Hydrocarb Energy Corp. since February of 2013.  During the previous four years, she was controller of Platinum Pressure Pumping, an oilfield service company, for approximately two years, and controller of Holden Roofing Company, a residential and commercial roofing company, prior to that.  Ms. Spencer is a certified public accountant in Texas and has over 37 years of public and private accounting experience.  Ms. Spencer has a BAccy from the University of Illinois.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROCARB ENERGY CORPORATION

Date: JUNE 13, 2014	/s Christine P. Spencer/
Name: Christine P. Spencer
Title: Chief Accounting Officer